Slide Presentation dated April 18, 2001

Slides prepared for use with April 18, 2001, presentation to investors at the IPAA Oil and Gas Investment Symposium.

(slide 1)
Southwestern Energy Company
Presentation to IPAA Oil & Gas Investment Symposium
[NYSE: SWN]

[picture of drilling pipes]

(slide 2)
Southwestern Energy Company (NYSE: SWN)
General Information
         Southwestern Energy Company is primarily focused on natural gas. Southwestern's strategy is to add $1.50 to $1.90 in discounted value for every dollar invested in a well-balanced exploration and production program in the Arkoma and Permian basins, east Texas and the onshore Gulf Coast.

Market Data as of March 31, 2001
         Shares of Common Stock Outstanding - 25,188,574
         Market Capitalization - $250,000,000
         Institutional Ownership - 69.0%
         Management Ownership - 9.1%
         52-Week Price Range - $6.13 (6/27/2000) - $11.05 (3/9/2001)

Investor Contacts
         Greg D. Kerley
         Executive Vice President and Chief Financial Officer
         Phone: (281) 618-4803   Fax: (281) 618-4757
         Brad D. Sylvester, CFA
         Manager, Investor Relations
         Phone: (501) 582-8497   Fax: (501) 521-0328


(slide 3)
Business Strategy
[slide stating formula  which represents  Company's strategy:   The Right People
doing the Right Things, supported by the value of our underlying Assets will create Value +.]

(slide 4)
Southwestern Energy Company
[map showing the states of Arkansas, Louisiana, Texas, Oklahoma and New Mexico with the following areas identified: Arkoma Basin with the Company's Gas distribution system and Ozark Pipeline, Anadarko Basin, Permian Basin, East Texas Overton Field and Gulf Coast]

2000 Reserves:  380.5 Bcfe, 82% PDP
Shares Outstanding:  25.2 MM
52-Week Range:  $6.13 - $11.05

(slide 5)
2000 Segment Contributions
[slide depicting business segment contributions in the following areas:]

Operating Income                        $57.8 MM
     Exploration & Production           70%
     Gas Distribution                   25%
     Marketing & Other                  5%

Cash Flow                               $82.4 MM
     Exploration & Production           77%
     Gas Distribution                   20%
     Marketing & Other                  3%

Assets                                  $705.4 MM
     Exploration & Production           65%
     Gas Distribution                   27%
     Marketing & Other                  8%

Capital Investments                     $75.7 MM
     Exploration & Production           91%
     Gas Distribution                   8%
     Marketing & Other                  1%

Amounts and percentages exclude the effects of unusual and extraordinary items. Cash flow is before changes in working captial.

(slide 6)
Cash Flow per Mcfe - SWN is Competitive
[graphs comparing Southwestern Energy Company's 3-year average Cash Flow per Mcfe of Production and Cash Flow per Mcfe of Reserves versus a peer group.] For E&P segment only, cash flow per Mcfe of production is $1.55 and cash flow per Mcfe of reserves is $.15.

(slide 7)
Value Incongruity
[graph comparing Southwestern Energy Company's 3-year average Cash Flow per Mcfe of Production versus a peer group plus a graph comparing Southwestern Energy Company's Price-to-Cash Flow Multiple to a group of peers.]
Cash flow for E&P segment equals $1.55 per Mcfe.
Peer group average Price-to-Cash Flow Multiple is 5.0 times.

(slide 8)
Key Developments
1999
o Positive E&P results.
  >> Reserve additions of 49 Bcfe replaced 150% of production at $1.20 per Mcfe. >> First success in Gulf Coast exploration (Gloria).
  >> Developed   excellent   inventory  of  internally - generated   exploration
     prospects.
o Sold Missouri utility assets for $32 million.

2000
o Supreme Court upheld jury verdict and judgment of $109 million.
o Strong E&P results.
  >> Reserve additions of 70 Bcfe replaced 196% of production at $0.99 per Mcfe. >> Production increased over 8% from 1999 levels.
  >> Three meaningful  discoveries  in south  Louisiana (North Grosbec, Havilah,
     Malone).

(slide 9)
2000 Results ($ in millions)
For the Year Ended December 31, 2000

                                        2000         1999
Operating Income                        $57.8        $36.1    +60%
Net Income                              $20.5        $9.9     +106%
Cash Flow                               $82.4        $60.8    +35%
Production (Bcfe)                       35.7         32.9     +8%

Amounts and percentages exclude the effects of unusual and extraordinary items. Cash flow is before changes in working capital.

(slide 10)
Objectives
Become a leading independent E&P company.
o In 2001, add $1.50 to $1.90 of discounted  value for each dollar  invested.
o Over a multi-year program, achieve 10% annual growth in production and reserves.
o Reduce total expenses per unit of production.

(slide 11)
E&P Assets and Strategy
[map showing the states of Arkansas, Louisiana, Texas, Oklahoma and New Mexico with the following areas identified: Mid-Continent in North Texas and western Oklahoma, including the panhandle; Arkoma in western Arkansas and eastern Oklahoma; Texas/New Mexico in southeast New Mexico and eastern, central and the gulf coast areas of Texas; and South Louisiana in gulf coast region of Louisiana]

Reserves & Production @ December 31, 2000

Mid-Continent
      Reserves - 34.9 Bcfe (9%)
      Production - 3.5 Bcfe (10%)
Arkoma
      Reserves - 200.3 Bcf (53%)
      Production - 19.9 Bcf (56%)
      2001 Capital - $20.5 MM (27%)
Texas/New Mexico
      Reserves - 113.2 Bcfe (30%)
      Production - 9.9 Bcfe (28%)
      2001 Capital - $30.3 MM (41%)
South Louisiana
      Reserves - 32.1 Bcfe (8%)
      Production  - 2.4 Bcfe (6%)
      2001 Capital - $24.2 MM (32%)

o Arkoma  Basin  Strategy:   Maintain  our  strong  position  through   low-risk
  development drilling.
o Mid-Continent Strategy: Harvest or trade for properties in core areas.
o Texas/New Mexico  Strategy:   Growth  through   medium-risk   exploration  and
  exploitation.
o South Louisiana Strategy: Growth through high-potential exploration.

(slide 12)
Arkoma Basin
[map showing location of Arkoma Basin in Arkansas and Oklahoma, the Arkoma Basin Fairway, the Ranger Anticline Prospect, the Cherokee Prospect and Pittsburg County.]

Arkoma Basin
      3-year average results
      Reserve replacement: 98%
      LOE Cost (incl. Taxes) ($/Mcf): $0.21
      F&D Cost ($/Mcf): $0.90

Ranger Anticline
      Success: 6/9 wells
      Net EUR: 9.9 Bcf
      F&D/Mcf: $.56

Cherokee
      Success: 14/19 wells
      Net EUR: 5.8 Bcf
      F&D/Mcf: $1.07
o "Legacy asset" that provides SWN with a stable production/reserve base and lower-risk drilling opportunities.
o Large acreage position of 388,000 gross acres and 249,000 net acres.
o Competitive  advantage  based on 50+ years of experience in the basin.
o 2001 capital program includes drilling 53 wells with an average WI of 50%.

(slide 13)
Permian Basin
[map showing Permian Basin in west Texas and southeast New Mexico, Lea County, Eddy County, Chavez County; acreage blocks under joint exploration agreements with Phillips Petroleum and Energen Resources; discovery fields of Gaucho, Logan Draw, Thistle, Pappy and Cowden Ranch; and prospect locations for Buffalo Valley, Lonesome Dove, No Bluff, Big Bluff, Birds of Prey, Stone Mason, Alfalfa, Butkus, B-3 and West Pappy.]

Permian Basin
      3-year average results
      Reserve Replacement: 290%
      LOE Cost (incl. Taxes) ($/Mcfe): $0.73
      F&D Cost ($/Mcfe): $1.11

Delaware Basin Acreage

                        Gross Acres
      SWN                 42,200
      Phillips JV-1       24,000
      Phillips JV-2       47,200
      Energen JV          27,500
                         -------
                         140,900

o Growing portfolio of medium-risk exploration and exploitation opportunities.
o Reserves  of less than 2.0 Bcfe in 1995 have grown to 66.2 Bcfe in 2000.
o 2001 capital program includes drilling 19 exploration wells and 6 development wells.

(slide 14)
Overton Field, East Texas
[map showing Overton Field area by units indicating locations of active wells and planned wells]

Overton Acquisition
East Texas - 10,000 Acres
      16 Active Wells in 13 Units
      (Developed at 640-Acre Spacing)
      8-14 Wells Planned for 2001

Overton Field Drilling Potential

                                              EUR (Bcfe)
                                            --------------
                                  # Wells    Gross    Net
                                 ---------  -------  -----
      320 Acre Spacing              10         16      13
      160 Acre Spacing              26         42      34
                Total               36         58      47
                                 =========================

o Purchased 7.5 Bcfe for $6.1 million in April 2000.
o One of the few fields left in east Texas that has not been downspaced from 640-acre units.
o Infill drilling has commenced and 8 to 14 wells are planned in 2001.

(slide 15)
South Louisiana Exploration
[map showing southern Louisiana indicating the location of the North Grosbec, Malone, Havilah and Gloria discoveries, the Company's 3-D project areas and proposed wells to be drilled in the area in 2001.]

North Grosbec Discovery
      Gross EUR: 94.9 Bcfe
      Curr. Prod.: 16.2 MMcfd & 587 Bopd
Gloria Discovery
      Gross EUR: 16.1 Bcfe
      Curr. Prod.: 9.4 MMcfd & 308 Bopd
Malone Discovery
      Completing two wells
Havilah Discovery
      Gross EUR: 16.2 Bcfe
      6.2 MMcfd & 348 Bopd
o Recent Gulf Coast success:
  >> Gloria  discovery  (50% WI)  currently  producing  9.4 MMcfd and 308 Bopd.

  >> North Grosbec  discovery  (25% WI)  currently producing  16.2 MMcfd and 587
     Bopd.  Drilling first developmental well.
  >> Havilah discovery (27.5%WI) currently producing 6.2 MMcfd and 348 Bopd. >> Malone discovery (33.3% WI) currently completing two wells.
o 2001 exploration program includes drilling 6 exploratory wells and 3 development wells.

(slide 16)
2001 Exploration Potential - 224 Net Bcfe

                                                                            Gross Res.    Net Res.
                            Spud         Working                             Potential   Potential
Prospect Name    Operator   Date         Interest   Depth     Objective       (Bcfe)       (Bcfe)
Permian Basin
Roepke             SWN      Producing     92.0%      7,600    Fusselman          3.0         2.3
Alfalfa            SWN      Producing     92.0%      7,800    Devonian           5.7         4.0
Butkus             SWN      Completing    55.0%     13,400    Morrow             5.0         2.4
West Pappy         SWN      Completing    55.0%      8,900    Blinebry/Abo       6.0         1.6
Big D              SWN      Dry           85.0%      8,000    Wolfcamp           2.4         1.6
Big Bluff          SWN      May-01        85.0%     10,200    Morrow            10.0         7.0
Buffalo Valley     SWN      May-01        55.0%      9,000    Morrow             9.0         4.4
B-3                SWN      Jul-01        55.0%      7,500    Blinebry           3.0         1.7
Birds of Prey      SWN      Jul-01       100.0%      5,000    Cherry Canyon      3.0         2.5
Stone Mason        SWN      Oct-01        50.0%     16,000    Devonian          50.0        18.8

Gulf Coast
Malone             SWN      Completing    33.3%     15,000    Miocene           50.0        12.0
Mahone             SWN      Drilling      50.0%     16,100    Discorbis        101.2        38.0
Whitehorse         SWN      May-01        50.0%     14,000    Planulina         25.0         9.4
Horeb              SWN      Jun-01        21.0%     14,300    Frio             252.0        39.7
Tigris             SWN      Aug-01        50.0%     13,600    Frio              74.0        27.8
Handel             SWN      Sep-01        33.0%     11,200    Frio              30.0         7.7
Crowne             SWN      Nov-01        40.0%     13,500    Planulina         90.0        25.9
Tulleymore         SWN      Mar-02        40.0%     13,500    Planulina         60.0        17.3
                                             Total Reserve Potential           765.6       224.1

Forward-Looking Statement

(slide 17)
E&P Capital Investments
[graph showing E&P capital investments from 1998 through the 2001 budgeted program, broken out by Property Acquisitions, Capitalized Expenses, Leasehold & Seismic, Development Drilling, and Exploration Drilling; Company's 2001 budgeted capital investment program has 28% allocated to Arkoma & Exploitation, 32% to the Gulf Coast and 40% to the Permian & East Texas.]
o Well-balanced  capital program in 2001:

  >> Low risk Arkoma and other  exploitation ($21 MM, 28%),
  >> Medium risk Permian Basin and East Texas ($30 MM, 40%) and
  >> Higher risk, but larger potential Gulf Coast ($24 MM, 32%).
o Large percentage of capital allocated to drilling in 2001 ($56 MM, 75%).
o Identified exploration inventory has a net reserve exposure of approximately 224 Bcfe.

(slide 18)
The Right People Doing the Right Things
[graph showing the Company's results in PVI, F&D Cost and Reserve Replacement from 1995 to 2000; graph is divided between pre- and post- 1997 when new management, new E&P team and new strategy were put in place]
Note: All metrics calculated include revisions and exclude property acquisitions. PVI calculated per $10 investment. 2000 PVI metric calculated at $4.00 natural gas price at year-end 2000.

     -------------------- ------- -------- ------- -------- -------- --------
                            1995     1996    1997     1998     1999     2000
     -------------------- ------- -------- ------- -------- -------- --------
     PVI                   $2.58    $3.19   $5.77   $11.00   $10.00   $18.00
     -------------------- ------- -------- ------- -------- -------- --------
     F&D Cost              $7.17   $11.81   $2.48    $1.18    $1.40     $.99
     -------------------- ------- -------- ------- -------- -------- --------
     Reserve Replacement     30%      15%     78%     120%     108%     172%
     -------------------- ------- -------- ------- -------- -------- --------

(slide 19)
Outlook for 2001
o Targets:
  >> Production target of 38 Bcfe in 2001.
  >> Excess cash flow goes toward long-term debt reduction.

                             NYMEX Commodity Price Assumptions
                             $3.50 Gas       $4.50 Gas      $5.50 Gas
                             $25.00 Oil      $25.00 Oil     $25.00 Oil
                             ----------      ----------     ----------
     >> Earnings                 $32 MM          $37 MM         $46 MM
     >> EPS                       $1.28           $1.49          $1.84
     >> Cash Flow               $103 MM         $112 MM        $126 MM
     >> CFPS                      $4.13           $4.48          $5.04
     >> EBITDA                  $128 MM         $136 MM        $150 MM

Forward-Looking Statement


(slide 20)
The Road to V+
o Stay the Course with Our Balanced E&P Strategy.
o Build on Exploration Success.
o Reduce Debt with Excess Cash Flow.
o Deliver the Numbers.

  >> Production and Reserve Growth.
  >> Add Value for Every Dollar Invested.
o Increase Cash Flow Multiple to the Peer Average.

(slide 21)
Financial Summary

                                                    Year Ended
                                      2000(1)          1999           1998(2)
                                      -----------------------------------------
                                      ($ in million, except per share amounts)
Revenues                              $363.9          $280.4          $266.3
EBITDA                                 103.8            76.7            81.7
Net Income                              20.5             9.9             9.9
Cash Flow (3)                           82.4            60.8            73.7

Earnings per Share                     $0.82           $0.40           $0.40
Cash Flow per Share                     3.29            2.44            2.96

Production Volume (Bcfe)                35.7            32.9            36.9
Avg. Gas Price per Mcf                 $2.88           $2.21           $2.34
Avg. Oil Price per Bbl                $22.99          $17.11          $13.60

[FN]
(1) Before the effects of unusual and extraordinary items.
(2) Before the effect of a ceiling test write-down of oil and gas properties.
(3) Cash Flow is before changes in working capital.

(slide 22)
Gas Hedges in Place Through 2002
[chart showing fixed-price and zero-cost collar gas hedges in place by quarter for the years 2001 and 2002] New hedges since 9/30 10-Q:
      Collars 17.5 Bcf
      Fixed .7 Bcf

Note: Details of the Company's hedging position was previously released in an 8-K filing on December 8, 2000.

(slide 23)
[Map showing location of the Atchafalaya Mini-Basin in Assumption, St. Martin & Iberia Parishes in the E. Atchafalaya & Boure 3-D Surveys, the Jeanerette 3-D Survey, and the North Jeanerette prospect]
North Grosbec Discovery
      Gross EUR: 94.9 Bcfe

      WI: 25%
      Curr. Prod.: 16.2 MMcfd & 587 Bopd
Gloria Discovery
      Gross EUR: 16.1 Bcfe
      WI: 50%
      Curr. Prod.: 9.4 MMcfd & 308 Bopd
Malone Discovery
      Completing two wells

(slide 24)
Forward-Looking Statements
All statements, other than historical financial information may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include, but are not limited to, the timing and extent of changes in commodity prices for gas and oil, the timing and extent of the Company's success in discovering, developing, producing, and estimating reserves, property acquisition or divestiture activities that may occur, the effects of weather and regulation on the Company's gas distribution segment, the value that the Company's gas distribution segment may bring in exploring sales opportunities for this segment, increased competition, legal and economic factors, governmental regulation, the financial impact of accounting regulations for derivative instruments, changing market conditions, the comparative cost of alternative fuels, conditions in capital markets and changes in interest rates, availability of oil field services, drilling rigs, and other equipment, as well as various other factors beyond the Company's control.